Performance Commentary | 3rd Quarter 2020

Chang Suh, CFA, CEO and Co-Chief Portfolio Manager

Michael Cook, CFA, FRM, Co-Chief Portfolio Manager

October 22, 2020

Summary

●	As of September 30, the AFL-CIO Housing Investment Trust’s (HIT) generated gross and net year-to-date returns, respectively, of 6.39% and 6.15% for our investors.*

●	The HIT’s 3rd quarter returns of 0.89% gross and 0.82% net of expenses outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate, or Benchmark), which returned 0.62%. On a credit-equivalent basis, the HIT also outperformed the AAA component of the Barclays Aggregate (AAA Index) by 69 basis points (bps) on a gross basis and 62 on a net basis by overweighting agency multifamily securities as spreads performed well in the low rate environment.*

●	The HIT portfolio continues to offer relative value, with high credit quality of 93% government/agency insured or AAA-rated securities, offers investors an annualized yield advantage of 40 bps relative to the riskier Barclays Aggregate. Compared to similar credit quality indices, the HIT provides a yield advantage of 80 bps to the AAA Index and 124 bps to an approximate duration-equivalent Treasury index.*

●	Capital markets in the 3rd quarter were driven by the continued accommodative monetary policy from the Federal Reserve (Fed) and expectations for additional fiscal stimulus. Equity market valuations reached new highs while interest rates remained near historic lows. Risk assets outperformed as investors reached for yield and returns against the backdrop of low interest rates.

●	As other lenders pulled back from the market, focusing on the stressed assets on their balance sheet, the HIT committed a total $147.86 million to 3 new construction investments in the 3rd quarter. Through September 30, the HIT and its subsidiary Building America CDE, Inc. (Building America) made, in the aggregate, investments and allocated New Markets Tax Credits exceeding $206 million to six projects. These investments will create 1.7 million hours of union construction work, 662 housing units (76% of which are affordable) and $423.7 million in economic impacts.**

* HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended September 30, 2020 was 5.69%, 4.72%, 3.66%, and 3.42%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. All data in this commentary is as of September 30, 2020 unless otherwise noted.

**Job hours figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data.

2020 Q3 Portfolio Commentary

●	The HIT and Building America, had 34 projects under construction at the end of the quarter, anticipated to generate an estimated 16.4 million hours of union construction work and 4,774 units of much needed housing.**

●	These are highly uncertain times. Looking ahead, we expect markets will continue to be challenged by macroeconomic factors, including the threat of a new wave of COVID cases across the globe, slowing of the economic recovery, low inflation expectations and monetary and fiscal response to support growth. Long lasting damage to the labor market, record borrowing and leverage, and historic valuations in risk markets could be catalytic for future financial market instability and demand for safe haven assets.

3rd Quarter Performance

The AAA Index represents the AAA Component of the Bloomberg Barclays U.S. Aggregate Bond Index.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate and the AAA Index are unmanaged indices and not available for direct investment. Returns for these indices would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

In the 3rd quarter, the HIT generated gross and net returns of 0.89% and 0.82%, respectively, compared to 0.62% for its Benchmark. Strong performance by the portfolio’s multifamily investments exceeded returns relative to Treasuries as spreads tightened, recapturing some of their underperformance for the year. The HIT’s quarterly outperformance is noteworthy given the rapid recovery in credit markets, which continued in the 3rd quarter and led to corporate bonds being the best performing asset class in the investment grade index. The HIT does not invest in corporate credit bonds which weighed on its relative performance. On a credit-equivalent basis, HIT gross and net returns exceeded the AAA Index for the quarter by 69 and 62 bps, respectively. As of September 30th, the HIT offered superior fundamental value relative to the lower credit quality Barclays Aggregate with a yield advantage of 40 bps and 80 bps on a risk-adjusted basis to the AAA Index.

**Job hours figures are estimates calculated using IMPLAN, an input]output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data.

2020 Q3 Portfolio Commentary

Markets continued their advance led by risk assets as equity markets reached record valuations with stable Treasury rates. The combination of easy monetary policy and dovish forward guidance pushed investors into higher risk investments looking to generate more returns. Riskier credit-related bonds continued to outperform high credit quality assets, extending their outperformance from the lows of the pandemic in capital markets. Spread-based fixed income securities generated alpha relative to Treasuries as investors in this low interest rate regime are searching for higher yielding opportunities within fixed income investments.

The pandemic continues to impact millions of jobs and households, aggravating the affordable housing crisis. The HIT’s competitive advantage is our ability to finance direct and credit enhanced construction and bridge loans that enhance the fundamental value of the portfolio and generate higher income without taking on significant credit risk. Throughout 2020, and in the 3rd quarter, we have applied our expertise, increased our competitiveness in providing capital for both construction and permanent investments, and solidified relationships with existing and new lenders, housing authorities and agencies to enhance the value and volume of our investments. In the 3rd quarter, the HIT built on the momentum of the previous quarter, committing to three new construction projects totaling $147.9 million using multiple investment structures. The projects are expected to create 910,570 hours of union construction work and 474 housing units (100% of which are affordable).**

Positive contributions to HIT’s 3rd quarter relative performance vs. Barclays Aggregate included:

●	The HIT portfolio’s ongoing yield advantage over the Barclays Aggregate.

●	Performance by FHA-insured multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as spreads to Treasuries tightened. Spreads for FHA/Ginnie Mae permanent and construction/permanent loan certificates tightened to Treasuries by approximately 29 and 20 bps, respectively. The HIT had a combined 17.2% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae securities at the end of September, while there were no such securities in the Barclays Aggregate.

●	Performance by agency fixed-rate single family residential mortgage-backed securities (RMBS), the worst performing sector with a -7-bps excess return. The HIT’s portfolio underweights the sector, with a 14.5% average monthly allocation to this sector, versus 26.6% in the Barclays Aggregate during the quarter.

●	The portfolio’s short relative duration as Treasury rates were relatively unchanged on the front end of the curve but rose at the long end of the curve, which the portfolio is underweight relative to the benchmark. See “The Yield Curve – Treasuries” below.

Negative impacts to HIT’s 3rd quarter relative performance included:

●	The HIT portfolio’s exclusion of corporate bonds, which averaged 27.6% of the Barclays Aggregate during the 3rd quarter. Corporate bonds were the best performing major sector in the Barclays Aggregate, and posted excess return of 140 bps.

●	The portfolio’s underweight to the lowest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 2, 80, 104 and 197 bps,

**Job hours figures are estimates calculated using IMPLAN, an input]output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data.

2020 Q3 Portfolio Commentary

respectively. Approximately 93.0% of the HIT portfolio had a rating of AAA or carried a government or government-sponsored enterprise guarantee (or was in cash), compared to 69.6% for the Barclays Aggregate during the quarter.

●	The portfolio’s overweight to spread-based assets as swap spreads widened. Two-, 5-, 7-, and 10-year spreads increased by 2, 3, 5, and 4 bps, respectively. At quarter end, 92.2% of the HIT’s portfolio was invested in spread-based assets (7.8% in cash/cash equivalents and Treasuries) compared to 62.9% spread assets in the Barclays Aggregate (37.1% in Treasuries).

●	Performance by Fannie Mae Delegated Underwriting and Servicing (DUS) securities, as spreads widened on longer maturity structures, with the benchmark 10/9.5s widening by 1.5 bps. The HIT portfolio had a 27.1% average allocation to fixed-rate single-asset DUS securities of various structures during the quarter, while there were none in the Barclays Aggregate.

Risk Comparison September 30, 2020	HIT	Barclays	AAA Index		HIT	Barclays	AAA Index
CREDIT PROFILE
U.S. Government/Agency/AAA/Cash	92.51%	69.87%	100.00%	A & Below/Not Rated	1.81%	26.66%	0.00%
YIELD
Current Yield	2.74%	2.66%	2.31%	Yield to Worst	1.62%	1.22%	0.82%
INTEREST RATE RISK
Effective Duration	5.91	6.22	5.08	Convexity	0.23	0.17	0.02
CALL RISK
Call Protected	78%	73%	62%	Not Call Protected	22%	27%	38%

Macro Overview

The peak pandemic impact on economic activity happened in the 2nd quarter as GDP contracted by 31% – the worst since the Great Depression. Fiscal and monetary policy gave lifelines to households, businesses and markets that supported growth in the months ahead. Historic central bank action and $12 trillion of global fiscal stimulus limited the damage to the economy. Despite economic fundamentals that improved in the 3rd quarter and were reinforced by a surprisingly strong housing market and consumer spending supported by unemployment benefits, significant uncertainties and risks regarding the economic outlook remain with overall economic activity still well below pre-pandemic levels. The pace of improvement tapered as the fiscal cliff from the previous spending bill impacted progress.

The Yield Curve - Treasuries

In the 3rd quarter, Treasury yields were stable and supported near their all-time lows while the divergence from equity markets grows. Despite intra-quarter volatility, Treasury rates were largely unchanged, while the S&P 500 rose another 8.5% after a 20% rise in the 2nd quarter. The Fed applied new principles and a framework to maximize employment and allow higher inflation levels (averaging above 2%) and maintaining asset purchases. The revised monetary policy drove market expectations for suppressed rates and is likely to keep interest rates lower for longer, supporting fixed income returns.

●	Interest rates held near historic lows across the curve, driven by slower global growth, low inflation and substantial quantitative asset purchases by the Fed. The 10- and 30-year US Treasury bonds closed the quarter at 0.68% and 1.46%, respectively. During the quarter, the 2-

2020 Q3 Portfolio Commentary

and 5-year rates declined by 2 and 1 bps, respectively while the 10- and 30-years underperformed, increasing 3 and 5 bps, respectively.

●	The Fed now projects -3.7% US GDP for 2020, improved from -6.5% last quarter, but the return to the pre-pandemic level of economic activity will be long and uncertain. In addition, its inflation forecast of 1.5% remains well below its long-run 2% average target. Through forward guidance, it is not projecting its next rate hike until after 2023. The market is not expecting the Fed to tighten monetary policy until the latter half of 2024.

●	Global sovereign debt outstanding with negative yields is climbing once again as the pandemic weighs heavy on growth, spurring demand for positive yielding assets, i.e. US Treasuries.

●	Fiscal stimulus to combat the economic fallout from COVID-19 has ballooned the federal deficit in 2020, amounting to a record national debt level of $27 trillion. Record Treasury bond supply continued in the 3rd quarter as the federal government finances historical fiscal deficits, but broad demand from central banks and domestic and international investors kept interest rates well bid.

The Fed’s influence on capital markets has grown to historic proportions. Its balance sheet exceeded $7 trillion and is projected to reach over $10 trillion in the current economic crisis. The Fed has committed to $80 billion in monthly Treasury asset purchases for the foreseeable future to support economic growth via lower interest rates.

U.S. Treasury Yield Curve Shift

Nasdaq vs 10yr UST

Source: Bloomberg

Investment Grade Spreads: Multifamily

With the Fed’s new monetary policy framework, investors focused on higher yielding opportunities across the fixed income landscape. Agency multifamily securities retraced much of their spread widening relative to Treasuries. Significant bank and institutional demand, lower levels of origination compared to 2019, and strong prepayment protection in the low rate environment drove their

2020 Q3 Portfolio Commentary

recovery. The scope and breadth of the Fed’s balance sheet expansion has been historic. Now at $7 trillion, it is 35% relative to the US GDP, compared to its 2005 level of under $1 trillion . Large scale purchases of Treasuries and MBS kept mortgage rates at all-time lows, having an adverse effect on prepayments in non-call protected residential MBS. Reinvestment toward multifamily from residential MBS benefitted HIT returns relative to other mortgage products, as HIT’s portfolio had 75% invested in multifamily securities at quarter end.

●	FHA-insured multifamily securities experienced a continued reversal in spread performance from the turmoil of the 1st quarter and tightened with general credit markets throughout the 2nd and 3rd quarter driven by (1) bank demand for high grade credit securities with attractive yield spread to Treasuries and duration; (2) support from the Fed purchasing over $10 billion of agency CMBS; and (3) new issue supply materially lower year to date, as agency multifamily issuance estimated to be 10-15% lower in 2020.

●	Most of the multifamily supply has come from refinancing of existing permanent loans. New construction or substantial rehabilitation lending slowed dramatically, with commercial banks and developers delaying projects. Activity has picked up later in the year, with banks focused on mitigating losses from non-performing commercial loans in other property types within commercial real estate (e.g., hotel, retail and office). This has created opportunities for the HIT to invest in affordable and workforce housing new construction.

●	After the Federal Housing Finance Agency extended forbearance relief to renters and landlords with GSE-backed loans experiencing COVID-19 hardship, the vast majority of the properties granted payment deferrals have either fully repaid past due amounts or are now in repayment. Due to the agency guarantee and servicing, bondholders have not missed any scheduled principal or interest payments during this time, unlike the private loan market that is experiencing stress. The majority of the multifamily properties in which the HIT portfolio specializes are backed by federally insured loans or other federal guarantees.

●	Agency multifamily forbearance improved, trending in the right direction over past months with only 1.2% of Fannie Mae DUS, 2.40% of Freddie Mac securities, and 1.20% of Ginnie Mae project loans 60+ day delinquent. Student and senior housing, and small balance loans remain the multifamily property types with the most signs of stress. The HIT does not have significant exposure to those multifamily property types.

Historical Multifamily Spreads vs Treasuries

March 2018-September 2020

Source: HIT, Securities Dealers and BarclaysLive

2020 Q3 Portfolio Commentary

●	Rent collections continue to hold up well according to various sources. Fundamentals within vacancies and rent growth could experience pressure as a result of persistent high unemployment, or if Congress fails to approve additional unemployment payments.

●	The rebound in investment grade (IG) corporate bonds continued in the 3rd quarter after the 2nd quarter’s record recovery as credit rallies with equity markets. Corporates, again, were the best performing IG sector. The swift recovery in credit prices warrants caution. Central banks are limited in scope, providing only liquidity and not default protection as companies borrow to get through the pandemic and hit to revenue. PIMCO recently warned of the risk of a default cycle in corporate credit if the pandemic continues to severely impact businesses.

Market Outlook

As described above, uncertainty remains as the economy and market continue to be reliant on fiscal and monetary stimulus. The US economy is projected to decline by an estimated 4% this year. With a 7.9% unemployment rate, nearly 1 million jobless claims per week, and 13 million people still without a job, long lasting damage to the labor market is a major economic risk – particularly in service industries and small businesses. These risks have resulted in the Fed’s new framework to keep interest rates at zero through 2023. Its forecasts don’t reach the targeted average of 2% inflation for some time. Combined with uncertainty and capital market volatility, interest rates are likely to remain low and the Fed’s continued asset purchases will likely support fixed income returns.

A high degree of uncertainty lies ahead in the macroeconomic picture, financial markets and the ability of homeowners and renters to pay their monthly payments, directly impacting union working families. Affordable and workforce housing development will continue to be an essential stimulus to the economy as the crisis bears down on low income households. As competing capital sources shift focus to commercial holdings with a high risk of default, the HIT remains focused on identifying opportunities in credit-enhanced construction-related multifamily investments. These investments, which generate attractive yield spreads over historically low Treasury rates and across multiple structures for both construction and permanent financing, are what set the HIT apart from traditional fixed income managers. There is no doubt the current economic crisis will greatly increase the need for job creation and affordable housing. The HIT intends to be a catalyst to help working families and spur growth by leveraging labor’s capital to generate competitive returns for its investors and create union jobs and affordable housing. The HIT anticipates that its pipeline, including a significant number of affordable and workforce housing projects, will grow, helping advance the post-pandemic recovery.

The HIT should be well-positioned to weather the financial market and economic volatility with a fundamentally sound portfolio of high credit quality and liquid assets, providing capital preservation, attractive risk-adjusted income and diversification from deteriorating credit fundamentals in corporate bonds.

2020 Q3 Portfolio Commentary

Market Data

Third Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.17%	0	7.24
Agencies	0.55%	37	3.99
Single family agency MBS (RMBS)	0.11%	-7	2.12
Corporates	1.54%	140	8.68
Commercial MBS (CMBS)	1.71%	148	5.29
Asset-backed securities (ABS)	0.79%	65	2.11

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	6/30/20	9/30/20	Change
3 Month	0.129%	0.092%	-0.038%
6 Month	0.130%	0.101%	-0.028%
1 Year	0.150%	0.117%	-0.033%
2 Year	0.149%	0.127%	-0.022%
3 Year	0.173%	0.157%	-0.16%
5 Year	0.288%	0.277%	-0.011%
7 Year	0.491%	0.470%	-0.020%
10 Year	0.656%	0.684%	0.028%
20 Year	1.174%	1.224%	0.050%
30 Year	1.411%	1.455%	0.045%

Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2020 Q3 Portfolio Commentary

Portfolio Data as of September 30, 2020

Net Assets	$6,712.55 million
Portfolio Effective Duration	5.907 years	Convexity	0.23
Portfolio Average Coupon	2.94%	Maturity	10.67 years
Portfolio Yield to Worst[1]	1.62%	Portfolio Current Yield[1]	2.74%
Number of Holdings	910	Average Price	108.01

Sector Allocations: 2

Multifamily MBS	73.46%	CMBS – Agency Multifamily*	67.72%
Agency Single-Family MBS	15.39%	Agency Single-Family MBS	15.39%
U.S. Treasury	5.69%	U.S. Treasury Notes/Bonds	5.69%
AAA Private-Label CMBS	1.55%	State Housing Permanent Bonds	5.30%
Multifamily Direct Const. Loans	1.81%	State Housing Construction Bonds	1.99%
Cash & Short-Term Securities	2.10%	Direct Construction Loans	1.81%
		Cash & Short-Term Securities	2.10%
		*Includes multifamily MBS (59.84%), MF Construction MBS (6.33%), and AAA Private-Label CMBS (1.55%).

Quality Distribution: [4]		Geographical Distribution of Long-Term Portfolio:[3]
U.S. Government or Agency	88.37%
AAA	2.04%	East	16.87%
AA	5.68%	Midwest	23.43%
A	0.00%	South	14.25%
Not Rated	1.81%	West	8.32%
Cash	2.10%	National Mortgage Pools	37.13%

Portfolio Duration Distribution, by Percentage in Each Category: [4]				Maturity Distribution based on average life:
Cash	2.10%	5-5.99 years	16.83%	0 – 1 year	2.93%
0-0.99 years	6.81%	6-6.99 years	6.26%	1 – 2.99 years	8.29%
1-1.99 years	7.77%	7-7.99 years	2.91%	3 – 4.99 years	25.13%
2-2.99 years	9.99%	8-8.99 years	4.41%	5 – 6.99 years	32.70%
3-3.99 years	8.79%	9-9.99 years	6.48%	7 – 9.99 years	17.28%
4-4.99 years	18.46%	Over 10 years	9.20%	10 – 19.99 years	9.15%
				Greater than 20 years	4.54%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Based on total investments and including unfunded commitments.

[3] Excludes cash and short-term equivalents, U.S. Treasury and agency securities.
[4] Based on total investments and including unfunded commitments.